Grove Resource Solutions, Inc. Unaudited Financial Statements SEPTEMBER 30, 2022 AND 2021

Page Financial Statements Balance Sheets 1 Statements of Income 2 Statements of Changes in Stockholders' Equity 3 Statements of Cash Flows 4 Notes to Financial Statements 5

Grove Resource Solutions, Inc. Balance Sheets September 30, 2022 and 2021 1 As of As of September 30,2022 September 30,2021 Unaudited Unaudited Current assets Cash 3,606,313$ 5,979,922$ Accounts receivable 21,404,561 13,246,443 Other current assets 256,791 87,938 Total current assets 25,267,665 19,314,303 Property and equipment, net 549,550 509,165 Other long-term assets 144,857 124,827 Total assets 25,962,072$ 19,948,295$ Current liabilities Accounts payable and accrued expenses 1,686,635$ 1,453,419$ Accrued payroll and related liabilities 5,699,254 6,415,453 Other current liabilities 209 2,808 Total current liabilities 7,386,098 7,871,680 Deferred rent 769,308 874,939 Note payable, shareholder 30,246,414 - Total liabilities 38,401,820 8,746,619 Stockholders' equity Common stock, $1.00 par value, authorized 100,000 shares; 1,740 and 3,077 issued and outstanding at September 30, 2022 and 2021, respectively 1,740 3,077 Additional paid-in capital - 934,381 Treasury stock, at cost (29,310,696) - Retained earnings 16,869,208 10,264,218 Total stockholders' equity (12,439,748) 11,201,676 Total liabilities and stockholders' equity 25,962,072$ 19,948,295$ Assets Liabilities and Stockholders' Equity

Grove Resource Solutions, Inc. Statements of Income Nine Months Ended September 30, 2022 and 2021 2 Nine Months Ended Nine Months Ended September 30, 2022 September 30, 2021 unaudited unaudited Revenue 88,197,944$ 69,471,337$ Cost of operations Direct costs 53,085,780 42,491,696 Indirect costs 22,734,962 18,944,258 Total operating costs 75,820,742 61,435,954 Income from operations 12,377,202 8,035,383 Other income (expense) Interest income 16,637 4,988 Interest expense (4,673) (3,092) Total other income (expense) 11,964 1,896 Net income 12,389,166$ 8,037,279$

# Grove Resource Solutions, Inc.

## Statements of Changes in Stockholders' Equity
## Nine Months Ended September 30, 2022 and 2021
## Unaudited

| | Voting common stock | | Non-voting common stock | | Additional paid-In capital | Retained earnings | Treasury Stock | Total stockholders' equity |
|---|---|---|---|---|---|---|---|---|
| | Shares | Amount | Shares | Amount | | | | |
| Balance, December 31, 2020 | 2,235 | $ 2,235 | 842 | $ 842 | $ 934,381 | $ 7,748,854 | $ - | $ 8,686,312 |
| Distributions | - | - | - | - | - | (5,521,915) | - | (5,521,915) |
| Net income | - | - | - | - | - | 8,037,279 | - | 8,037,279 |
| Balance, September 30, 2021 | 2,235 | $ 2,235 | 842 | $ 842 | $ 934,381 | $ 10,264,218 | $ - | $ 11,201,676 |
| | | | | | | | | |
| Balance, December 31, 2021 | 2,235 | $ 2,235 | 842 | $ 842 | $ 934,381 | $ 10,359,139 | $ - | $ 11,296,597 |
| Stock repurchase | (910) | (910) | (427) | (427) | (934,381) | - | (29,310,696) | (30,246,414) |
| Distributions | - | - | - | - | - | (5,879,097) | - | (5,879,097) |
| Net income | - | - | - | - | - | 12,389,166 | - | 12,389,166 |
| Balance, September 30, 2022 | 1,325 | $ 1,325 | 415 | $ 415 | $ - | $ 16,869,208 | $ (29,310,696) | $ (12,439,748) |

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Grove Resource Solutions, Inc. Statements of Cash Flow Nine Months Ended September 30, 2022 and 2021 Unaudited 4 2022 2021 Cash flows from operating activities Net income 12,389,166$ 8,037,279$ Adjustments to reconcile net income to net cash provided by operating activities Depreciation and amortization 164,824 192,979 Loss on disposal of property and equipment 10,347 - Changes in operating assets and liabilities Accounts receivable (5,650,442) 289,561 Prepaid expenses and other current assets 973,096 837,867 Other long-term assets 26,913 (4,973) Accounts payable and accrued expenses 151,517 (306,069) Accrued payroll and related liabilities 1,049,351 2,456,229 Due to related party (825,495) (605,250) Other current liabilities (2,599) (133,672) Deferred rent (215,152) 88,422 Net cash provided by operating activities 8,071,526 10,852,373 Cash flows from investing activities Purchase of property and equipment (14,851) (115,455) Investment in joint ventures (4,985) - Net cash used in investing activities (19,836) (115,455) Cash flows from financing activities Proceeds from line of credit 6,876,945 8,652,472 Repayments of line of credit (6,876,945) (8,652,472) Distributions to shareholders (5,879,097) (5,521,915) Net cash used in financing activities (5,879,097) (5,521,915) Net increase in cash and cash equivalents 2,172,593 5,215,003 Cash at beginning of year 1,433,720 764,919 Cash at end of year 3,606,313$ 5,979,922$ Supplemental disclosures Cash paid for interest 4,673$ 3,092$ Supplemental disclosures of non-cash activities Issuance of note payable 30,246,414$ -$

Grove Resource Solutions, Inc. Notes of Financial Statements September 30, 2022 and 2021 Unaudited 5 Note 1 - Organization and summary of significant accounting policies Organization Grove Resource Solutions, Inc. (the "Company") was incorporated on May 31, 2000, in the state of Maryland. The Company is headquartered in Bethesda, Maryland and provides IT infrastructure modernization and architecture design, software engineering, technology assessment and insertion, and multi-tier IT Service Management primarily to U.S. federal government agencies. Risks and uncertainties The Company continues to evaluate the impact of the COVID-19 pandemic on its business and has concluded that while it is reasonably possible the virus could have a negative effect on the Company's financial position and the results of its operations, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that that might result from the outcome of this uncertainty. Basis of presentation The accompanying financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Use of estimates The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates. Accounts receivable The Company records accounts receivable net of an allowance for doubtful accounts. Management determines the allowance for doubtful accounts by regularly evaluating individual customer receivables and considering the customer's financial condition, credit history and current economic conditions. Delinquency is determined based on contract terms. An individual account is written off once all attempts to collect the receivable have been completed and management determines it is uncollectible. No allowance for doubtful accounts was deemed necessary at either September 30, 2022 and 2021. Property and equipment Property and equipment is stated at cost. Depreciation is provided on the straight-line method based on useful lives of three to seven years. Leasehold improvements are recorded at cost and amortized over the lesser of their useful lives or the term of the lease. Long-lived assets Management evaluates the recoverability of the Company's long-lived assets when events or circumstances indicate a potential impairment exists. Events and circumstances considered by the Company in determining whether the carrying value of long-lived assets may not be recoverable include, but are not limited to: significant changes in performance relative to expected operating results; significant changes in the use of the assets; significant negative industry or economic trends; and changes in the Company's business strategy. In determining if impairment exists, the Company estimates the undiscounted cash flows to be generated from the use and ultimate disposition of these assets. If impairment is indicated based on a comparison of the assets' carrying values and the undiscounted cash flows, the impairment loss is measured as the amount by which

Grove Resource Solutions, Inc. Notes of Financial Statements September 30, 2022 and 2021 Unaudited 6 the carrying amount of the assets exceeds the fair value of the assets. No impairments have been recorded during the nine months ended September 30, 2022 and 2021, respectively. Equity method investments The Company has two unconsolidated joint ventures accounted for under the equity method. These joint ventures were not material to the Company's financial statements as of September 30, 2022 and 2021 and are included in other long-term assets in the accompanying balance sheets. Leases and deferred rent The Company recognizes rent expense on a straight-line basis over the term of the lease, taking into account lessor incentives for tenant improvements and periods, including construction periods, where no rent payment is required (rent holidays). The Company recognizes deferred rent as the difference between the expense recognized on a straight-line basis and the payments made per the terms of the lease. Income taxes The Company is taxed under the provisions of subchapter S of the Internal Revenue Code. Under these provisions, the Company does not pay federal corporate income taxes on its taxable income. Under the provisions of subchapter S, the shareholders are liable for individual federal and state income taxes on the Company's taxable income. The Company may disburse funds necessary to satisfy the shareholders' estimated personal income tax liabilities. The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal and state income tax examinations by tax authorities for years before 2019. Based on its evaluation of uncertain tax positions, management has concluded that there are no significant uncertain tax positions requiring recognition in the accompanying financial statements. Revenue recognition The Company recognizes revenue in accordance with the five step model set forth by Accounting Standards Codification 606, Revenue from Contracts with Customers, ("ASC 606"), which involves identification of the contract(s), identification of performance obligations in the contract, determination of the transaction price, allocation of the transaction price to the previously identified performance obligations and revenue recognition as the performance obligations are satisfied. The Company recognizes revenue over time when there is a continuous transfer of control to its customer. For the Company's U.S. government contracts, this continuous transfer of control to the customer is supported by clauses in the contract that allow the U.S. government to unilaterally terminate the contract for convenience, pay the Company for costs incurred plus a reasonable profit and take control of any work in process. When control is transferred over time, revenue is recognized based on the extent of progress towards completion of the performance obligation. For services contracts, the Company satisfies its performance obligations as services are rendered. The Company uses cost-based input and time-based output methods to measure progress.

Grove Resource Solutions, Inc. Notes of Financial Statements September 30, 2022 and 2021 Unaudited 7 For time-and-material contracts, the Company bills the customer per labor hour and per material, and revenue is recognized in the amount invoiced since the amount corresponds directly to the value of the Company's performance to date. The Company considers control to transfer when it has a present right to payment. Essentially, all of the Company's contracts satisfy their performance obligations over time. Contracts are often modified to account for changes in contract specifications and requirements. Contract modifications impact performance obligations when the modification either creates new or changes the existing enforceable rights and obligations. The effect of a contract modification on the transaction price and the Company's measure of progress for the performance obligation to which it relates is recognized as an adjustment to revenue and profit cumulatively. Furthermore, a significant change in one or more estimates could affect the profitability of the Company's contracts. The Company recognizes adjustments in estimated profit on contracts in the period identified. For time-and-materials contracts, revenue is recognized to the extent of billable rates times hours delivered plus materials and other reimbursable costs incurred. Revenue for cost-reimbursable contracts is recorded as reimbursable costs are incurred, including an estimated share of the applicable contractual fees earned. For firm-fixed-price contracts, the consideration received for the Company's performance is set at a predetermined price. Revenue for the Company's firm-fixed- price contracts is recognized over time using a straight-line measure of progress or using the percentage-of-completion method whereby progress toward completion is based on a comparison of actual costs incurred to total estimated costs to be incurred over the contract term. Contract costs are expensed as incurred. Estimated losses are recognized when identified. The following table summarizes contract balances within the Company's balance sheets as of September 30, 2022 and 2021: 2022 2021 Contract assets, included in accounts receivable 3,437,916$ 2,609,969$ Contract liabilities, included in deferred revenue (304,563)$ -$ Contract liabilities, included in other current liabilities 209$ 2,808$ Concentration of credit risk and revenue Financial instruments that potentially subject the Company to credit risk consist principally of cash and accounts receivable. Cash is deposited with high-credit-quality financial institutions and, at times, such balances with any one financial institution may exceed the insurance limits of the prevailing regulatory body. Historically, the Company has not experienced any losses related to these balances and believes that there is minimal risk of expected future losses. However, there can be no assurance that there will not be losses on these deposits. Substantially all of the Company's accounts receivable, including unbilled accounts receivable, are from agencies of the U.S. Government as of September 30, 2022 and 2021. The Company believes that the credit risk associated with its receivables is limited due to the creditworthiness of these customers.

Grove Resource Solutions, Inc. Notes of Financial Statements September 30, 2022 and 2021 Unaudited 8 Advertising The Company expenses advertising costs as incurred. Advertising costs totaled $24,223 and $36,074 for the nine months ended September 30, 2022 and 2021, respectively, and are included in indirect costs in the accompanying statements of income. Note 2 – Summary of significant accounting policies Accounting pronouncement not yet adopted In June 2020, the FASB issued Accounting Standards Update ("ASU") 2020-05, Revenue from Contracts with Customers (Topic 606) and Leases (Topic 842): Effective Dates for Certain Entities, which amends the effective date of ASC 842, Leases, to give immediate relief to certain entities as a result of the widespread adverse economic effects and business disruptions caused by the COVID-19 pandemic. ASU 2020-05 permits certain private entities that have not yet issued their financial statements or made financial statements available for issuance, to adopt ASC 842 for fiscal years beginning after December 15, 2021, and interim reporting periods within fiscal years beginning after December 15, 2022. The Company has elected to adopt the effective date deferral standard. Note 3 - Accounts receivable Accounts receivable consists of the following as of September 30, 2022 and 2021: 2022 2021 Billed receivables 17,966,645$ 10,636,474$ Unbilled receivables 3,437,916 (273,828) 21,404,561$ 10,362,646$ Note 4 - Property and equipment, net Property and equipment, net consists of the following as of September 30, 2022 and 2021: 2022 2021 Equipment 136,386$ 306,657$ Furniture 13,170 38,153 Software 200,509 200,509 Vehicles 199,437 257,804 Leasehold improvements 518,876 874,556 1,068,378 1,677,679 Less: accumulated depreciation and amortization (518,828) (1,168,514) 549,550$ 509,165$

Grove Resource Solutions, Inc. Notes of Financial Statements September 30, 2022 and 2021 Unaudited 9 Note 5 - Credit facility The Company maintains a revolving credit facility with Truist Bank ("Truist") (the "Credit Facility"). The Credit Facility includes a revolving line of credit of up to $16,000,000 in aggregate principal amount. The maturity date of the Credit Facility is May 7, 2023. Borrowings under the Credit Facility bear interest based on The Wall Street Journal prime rate less 0.5%, provided that such rate will not be less than 2.75%. The Company had no outstanding borrowings under the Credit Facility at September 30, 2022 and 2021. Note 6 - Employee benefit plan The Company maintains a 401(k) Plan (the "401(k) Plan"), a defined contribution plan, for the benefit of its eligible employees. The Company may provide a discretionary matching contribution of a participant's elective contributions under the 401(k) Plan. The Company recorded related expense of $656,429 and $772,424 to the 401(k) Plan during the nine months ended September 30, 2022 and 2021, respectively. Participants are always fully vested in their elective contributions and vest in Company matching contributions over a two year period. Note 7 – Stockholders’ equity The total number of shares which the Company is authorized to issue is 100,000. The Company is authorized to issue two classes of stock, designated Voting Common Stock and Non-Voting Common Stock. The Voting Common Stock and Non-Voting Common Stock have a par value per share of $1.00. Note 8 - Commitments and contingencies Leases The Company is obligated under operating leases primarily for its facilities and office space, expiring at various dates through 2026. In addition to base rentals, the Company is generally responsible for its proportionate share of utilities, property taxes and maintenance. Legal From time to time, the Company is subject to certain legal proceedings, claims and disputes which arise in the ordinary course of business. These matters are subject to inherent uncertainties and the outcome of such matters cannot be predicted with certainty, future developments could cause any one or more of these matters to have a material impact on the Company's financial condition, results of operations or liquidity in any future period. Note 9 - Related party transactions The Company enters into subcontracts with an entity owned by a family member of one of the Company's stockholders. As of September 30, 2022 and 2021, the Company had no amounts due to the related party.

Grove Resource Solutions, Inc. Notes of Financial Statements September 30, 2022 and 2021 Unaudited 10 Note 10 – Subsequent Events On December 8, 2022 the Company was acquired by DLH Holdings Corp. ("DLH"). The transaction was for 100% of the Company’s outstanding common stock. In connection with the acquisition the notes payable, shareholder for $30,246,414 including interest was paid in full. Outside of the event described above, management evaluated the activity of the Company through February 23, 2023, the date the financial statements were available to be issued and determined that there are no subsequent events have occurred that would require recognition in the financial statements or disclosure in the notes to the financial statements.